UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 19, 2011

LIBERTY SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150028	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Bay Street, Suite 2330 Toronto, Ontario, Canada, M5J 3T3
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 416-369-3978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On December 19, 2011, Liberty Silver Corp., a Nevada corporation (the “Company”), completed a private placement offering, pursuant to which the Company raised a total of US $1,313,750 through the sale of 2,627,500 Units at a purchase price of US $0.50 per Unit; there were no underwriting discounts or commissions paid.  Each Unit consists of one share of common stock of the Company and one common stock purchase warrant (a “Warrant”).  Each whole Warrant entitles the holder to acquire one share of common stock at a price of US $0.65 for a period of two years following the date of the closing of the financing. The Units were not registered under the Securities Act of 1933 (the “Securities Act”) in reliance upon the exemptions from registration contained in Section 4(2) and Regulation D thereunder, and Regulation S of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY SILVER CORP.

By:  /s/ Geoff Browne

Chief Executive Officer

Date: December 20, 2011

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